EXHIBIT 77Q1

The Registrant’s By-Laws, Exhibit (b) to the Registrant’s Registration Statement on Form N-1A, is incorporated by reference as filed via IDEA in Post-Effective Amendment No. 249 on April 30, 2009, accession number 0000315774-09-000007.